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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 18, 2003
                Date of Report (Date of earliest event reported)


                          LIGHTPATH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-27548              86-0708398
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)      Identification Number)


                      2603 CHALLENGER TECH COURT, SUITE 100
                             ORLANDO, FLORIDA 32826
           (Address of principal executive office, including zip code)


                                 (407) 382-4003
              (Registrant's telephone number, including area code)

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                          LIGHTPATH TECHNOLOGIES, INC.
                                    FORM 8-K

ITEM 7. EXHIBITS.

        Exhibit     Description
        -------     -----------
         99.1       Press release dated June 18, 2003, announcing non-renewal of
                    CFO  and  CTO  employment   agreements  and  appointment  of
                    successors.

ITEM 9. REGULATION FD DISCLOSURE

        The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instructions B.2 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

        On June 18, 2003, LightPath Technologies, Inc. a Delaware corporation (the "Company"), issued a press release announcing that it has received notices from its current Chief Financial Officer and Chief Technology Officer that they have elected not to renew their employment agreements with the Company which will expire on September 20, 2003. The Company also announced the successors to such offices. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                        LIGHTPATH TECHNOLOGIES, INC.


Dated: June 19, 2003                    By: /s/ Ken Brizel
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                                            Ken Brizel, PRESIDENT & CEO

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